THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln LifeGoals®

Supplement dated September 24, 2025 to the Prospectus dated May 1, 2025

This Supplement outlines a change to the investment options under your variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Macquarie Group Limited, the parent company of Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, together with certain of its affiliates, and Nomura Holding America, Inc. (Nomura), announced they have entered into an agreement for Nomura to acquire Macquarie Asset Management’s U.S. and European public investment business. As a result, each Fund’s Board of Trustees approved the following name changes to occur on or about October 31, 2025.

Current Name	New Name
Macquarie VIP Asset Strategy Series	Nomura VIP Asset Strategy Series
Macquarie VIP Emerging Markets Series	Nomura VIP Emerging Markets Series
Macquarie VIP Energy Series	Nomura VIP Energy Series
Macquarie VIP High Income Series	Nomura VIP High Income Series
Macquarie VIP Mid Cap Growth Series	Nomura VIP Mid Cap Growth Series
Macquarie VIP Science and Technology Series	Nomura VIP Science and Technology Series
Macquarie VIP Small Cap Growth Series	Nomura VIP Small Cap Growth Series
Macquarie VIP Small Cap Value Series	Nomura VIP Small Cap Value Series

For complete details relating to the funds, including fees and expenses, please refer to the fund’s prospectus. You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.